Exhibit 10.1

NANOSPHERE, INC.
SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made effective as of August 19, 2009 by and among Nanosphere, Inc., a Delaware corporation (the “Company”), the Persons listed on Schedule B of the Prior Agreement (as defined herein below) (together with their permitted successors, assigns and transferees, the “Series B Stockholders”), the Persons listed on Schedule C of the Prior Agreement (as defined herein below) (together with their permitted successors, assigns and transferees, the “Series C Stockholders”), the Persons listed on Schedule C-2 of the Prior Agreement (as defined herein below) (together with their permitted successors, assigns and transferees, the “Series C-2 Stockholders”), the Persons listed on Schedule D of the Prior Agreement (as defined herein below) (together with their permitted successors, assigns and transferees, the “Series D Stockholders” and together with the Series B Stockholders, the Series C Stockholders, the Series C-2 Stockholders, the “Investor Stockholders”) and the Persons listed on Schedule F of the Prior Agreement (as defined herein below) (together with their permitted successors, assigns and transferees, the “Founder Stockholders” and, together with the Investor Stockholders, the “Stockholders”).

RECITALS

A. The Company and certain Stockholders are parties to that certain Amended and Restated Registration Rights Agreement, dated as of April 12, 2006 (the “Prior Agreement”).

B. Simultaneously with the execution of this Agreement, the Company is obtaining a waiver (the “Waiver”) of certain registration rights in connection with a proposed filing of a registration statement on Form S-3.

C. Certain of the Stockholders have required, as a condition to the Waiver, that the various parties hereto execute this Agreement.

D. For purposes of Section 11(d) of the Prior Agreement, the Stockholders signatory hereto collectively hold in excess of the required percentages of Company securities, as further specified in such Section 11(d), necessary to amend or modify, together with the Company, the Prior Agreement. Accordingly, all parties to the Prior Agreement (or any predecessor agreement thereto) shall be deemed parties to this Agreement as if they were original signatories hereto and the terms and conditions of the Prior Agreement shall cease to be of any further force and effect as of the date of this Agreement.

E. Certain capitalized terms used herein have the meanings given to them in Section 8 hereof.

     The parties hereto agree as follows:

     1. Demand Registrations.

          (a) Requests for Registration. Subject to the terms set forth herein, at any time after the earlier to occur of (A) one hundred twenty (120) days after the Company’s completion of an initial public offering (an “IPO”) of its equity securities registered under the Securities Act of 1933, as amended (the “Securities Act”), which occurred on November 6, 2007, and (B) April 1, 2010: (i) Investor Stockholders holding at least twenty percent (20%) of the then outstanding Registrable Securities, having an expected aggregate price to the market of ten million dollars ($10,000,000), may request registration under the Securities Act of all or part of the Registrable Securities held by such Investor Stockholders on Form S-1 or any similar long-form registration (each, a “Long-Form Registration”) or, if available, on Form S-3 or any similar short-form registration (each, a “Short-Form Registration”), on the terms and conditions set forth in this Section 1(a) and in Section 1(b); and (ii) Investor Stockholders holding at least ten percent (10%) of the then outstanding Registrable Securities, having an expected aggregate price to the market of not less than one million dollars ($1,000,000), shall, if Short-From Registrations are then available to the Company under applicable law, be entitled to request Short-Form Registrations, on the terms and conditions set forth in this Section 1(a) and in Section 1(c). All registrations requested pursuant to this Section 1(a) are referred to herein as “Demand Registrations,” and the Investor Stockholders requesting a Demand Registration pursuant to the terms hereof are referred to herein as the “Initiating Holders.” Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and if known, the anticipated per-share price range for such offering. Within ten (10) days after receipt of any such request, the Company shall give written notice of such requested registration to all other Stockholders holding Registrable Securities and, subject to Sections 1(b), 1(c) and 1(d) below, shall include in such registration all Registrable Securities held by such Stockholders with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company’s notice.

          (b) Long-Form Registrations. The Investor Stockholders shall, in total, be entitled to request three separate (3) Long-Form Registrations. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, and no registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least ninety percent (90%) of the aggregate Registrable Securities requested to be included in such registration; provided, however, any Registrable Securities that could otherwise have been sold pursuant to an effective Long-Form Registration but are either (i) not sold prior to the expiration of the period during which the Company is obligated to keep such Long-Form Registration effective or (ii) voluntarily withdrawn from such registration, shall be deemed, for the purpose of the definition of Registrable Securities under Section 8(d), as having been sold under an effective registration. The Company shall pay all Registration Expenses (as hereinafter defined) in connection with any registration initiated as one of the Long-Form Registrations whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations. The Company shall file a registration statement in connection with any Long-Form Registration with the U.S. Securities and Exchange Commission (the “SEC”) within forty-five (45) days following its receipt of the Initiating Holder’s valid notice requesting such Demand Registration. The Company agrees to use all commercially reasonable efforts to (i) cause such registration statement to be declared effective by the SEC as soon as possible after its filing with the SEC; and (ii) keep such registration statement continuously effective with the SEC for the lesser of (A) one hundred eighty (180) days (which 180-day period shall be extended by the number of days that the sale of Registrable Securities is suspended as described in Section 4(b)) or (B) until all Registrable Securities covered by such registration statement have been sold.

          (c) Short-Form Registrations. In addition to the Long Form Registrations provided pursuant to Section 1(b), the Initiating Holders shall be entitled to request an unlimited number of Short Form Registrations. After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall use all commercially reasonable efforts to make Short-Form Registrations available for the sale of Registrable Securities. Notwithstanding the foregoing, if Short-Form Registrations are not available to the Company due to the Company’s actions or omissions, then upon request of the Initiating Holders the Company will use all commercially reasonable efforts to effect a Demand Registration under this Section 1(c) by means of a Long-Form Registration and such Long-Form Registration shall not count as one of the permitted Long-Form Registrations pursuant to Section 1(b). The Company shall pay all Registration Expenses in connection with any registration initiated as a Short-Form Registration whether or not it has become effective. The Company shall file a registration statement in connection with any Short-Form Registration with the SEC as soon as practicable and in any event within twenty (20) days following its receipt of the Initiating Holder’s notice requesting such Demand Registration. The Company agrees to use all commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as possible after its filing with the SEC; and (iii) keep such registration statement continuously effective with the SEC for the lesser of: (A) the number of days requested by the Initiating Holders, not to exceed the maximum time period permitted by applicable law; or (B) until all Registrable Securities covered by such registration statement have been sold.

          (d) Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities and other securities requested to be included in such offering exceeds the number of securities that can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company shall include in such registration, (i) first, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities held by the Investor Stockholders requested to be included in such registration which, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, (ii) second, the number of Registrable Securities held by other Stockholders requested to be included in such registration which, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, and (iii) third, the number of other securities requested to be included which, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, pro rata among the Company and the respective holders thereof on the basis of the amount of securities requested to be included therein by each such holder.

          (e) Additional Restrictions on Demand Registrations. The Company may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration to the extent the board of directors of the Company in good faith determines that such postponement is necessary in order to avoid premature disclosure of a material financing, acquisition, recapitalization, reorganization or other material transaction, the disclosure of which would have a materially detrimental effect on the Company; provided, however, that the Company may not exercise such right of postponement for more than ninety days with respect to any Demand Registration in any period of 365 days; provided that in such event, the holders of a majority of the Registrable Securities requested to be included in such a Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve (12) month period. The Company will not be obligated to effect any Demand Registration within the one hundred twenty (120) day period immediately following the effective date of the Company’s IPO, which occurred on November 6, 2007.

          (f) Selection of Underwriters. The Company shall have the right to select the investment banker(s) and manager(s) to administer any Demand Registration, subject to the approval of the holders of Registrable Securities requested to be included in such registration, which approval shall not be unreasonably withheld or delayed.

          (g) Other Registration Rights. The Company may grant rights to other Persons to participate in Piggyback Registrations (defined below) so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as provided in Sections 2(c) and 2(d) hereof. The Company shall not, without the prior written consent of the holders of a Majority of the Registrable Securities grant rights to other Persons to make Demand Registrations.

     2. Piggyback Registrations.

          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act, for its own account or for the account of any holder of its securities other than Registrable Securities, (other than pursuant to a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all Stockholders holding Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities held by such Stockholders with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after receipt of the Company’s notice.

          (b) Piggyback Expenses. The Company shall pay all Registration Expenses in all Piggyback Registrations (whether such Registration Expenses are incurred by the Company or the holders of Registrable Securities).

          (c) Priority on Primary Registration. If a Piggyback Registration is an underwritten registration of securities for the account of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Investor Stockholders, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, (iii) third, the Registrable Securities requested to be included in such registration by the other Stockholders, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, and (iv) fourth, any other securities eligible to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

          (d) Priority on Secondary Registration. If a Piggyback Registration is an underwritten registration of securities for the account of holders of the Company’s securities, and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within the price range of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Investor Stockholders, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, (iii) third, the Registrable Securities requested to be included in such registration by the other Stockholders, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, and (iv) fourth, any other securities eligible to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

          (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be made by the Company.

     3. Restrictions on Certain Distributions.

          (a) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the one-hundred-eighty (180) day period in the case of an IPO, or the ninety (90) day period in the case of any other underwritten offering beginning on, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall use all commercially reasonable efforts to cause each director or officer of the Company to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     4. Additional Registration Procedures.

          (a) In connection with any Demand Registration, the Company shall use all reasonable commercially reasonable efforts to effect the sale of such Registrable Securities in accordance with the intended method of disposition thereof. The registration statement filed in connection therewith shall (i) be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the selling holders thereof and (ii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be included therein or if permitted by the rules and forms of the SEC, incorporate such financial statements therein by reference. Before filing a registration statement or prospectus or any amendments or supplements thereto relating to a Demand Registration, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities requested to be included in such Demand Registration copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel.

     Additionally, the Company shall, as expeditiously as possible:

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and subject to the last three sentences of this Section 4(b) hereof, (i) prepare and file with the SEC such amendments to any registration statement as may be necessary to keep any such registration statement effective for the period specified in Section 1(b) or 1(c) hereof; (ii) cause the prospectus to such registration statement to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to any Long-Form or Short-Form Registration statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the selling holders thereof. Notwithstanding anything to the contrary contained herein, the Company may delay taking any of the actions described in clauses (i), (ii) or (iii) in this Section 4(b), with respect to each holder of Registrable Securities (x) to the extent that the board of directors of the Company in good faith determines that such delay is necessary in order to avoid premature disclosure of a material financing, acquisition, recapitalization, reorganization or other material transaction, the disclosure of which would have a materially detrimental effect on the Company; provided, however, that the Company may not exercise such right of delay for more than sixty days, less the number of days if any such registration statement may have been postponed pursuant to Section 1(e) above, with respect to any Demand Registration in any period of 365 days and it delivers written notice to each such holder of Registrable Securities to such effect or (y) unless and until the Company has received a written notice (a “Registration Notice”) from such holder that such holder intends to make offers or sales under the registration as specified in such Registration Notice; provided, however, that the Company shall have ten (10) business days to prepare and file any such amendment or supplement after receipt of the Registration Notice or such longer period as is reasonably necessary if such preparation and filing are not commercially practicable within ten (10) business days. Once a holder has delivered a Registration Notice to the Company, such holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify such holder and the method of distribution in a post-effective amendment to such registration statement or a supplement to its prospectus. Such holder also shall notify the Company in writing upon completion of such offer or sale or at such time as such holder no longer intends to make offers or sales under such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus or supplement), such documents incorporated by reference in such registration statement, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use all commercially reasonable efforts to register or qualify such Registrable Securities, and to keep such registration or qualification effective during the period such registration statement is to be kept effective, under such other securities or blue sky laws or such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) immediately notify each seller of such Registrable Securities (i) when any amendment or supplement to the prospectus relating to a Demand Registration has been filed with the SEC, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the registration statement or any part thereof or the initiation of any proceedings for that purpose, (iii) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period the registration statement is effective as a result of which (A) such registration statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) such prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such registration statement or prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cooperate with the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, and enable certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the selling holders may reasonably request at least two (2) business days prior to any sale of Registrable Securities;

          (g) use all commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, use all commercially reasonable efforts to be listed on the National Association of Securities Dealers (“NASD”) automated quotation system, or any successor system or exchange (“NASDAQ”), and if listed on the NASD automated quotation system, or any such successor system or exchange, use all commercially reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 of the SEC (or equivalent designation under any successor rule or provision) or, failing that, to use all commercially reasonable efforts to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to use all commercially reasonable efforts to arrange for at least two (2) market makers to register as such with respect to such Registrable Securities with the NASD;

          (h) provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Registrable Securities not later than the effective date of such registration statement;

          (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registered Securities requested to be included in the registration statement or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

          (j) subject to the receipt of a confidentiality agreement, make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter attorney, accountant or agent in connection with such registration statement;

          (k) otherwise use all commercially reasonable efforts to comply with the Securities Acts and the Exchange Act and all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

          (l) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use all commercially reasonable efforts promptly to obtain the withdrawal of such order; and

          (n) use all commercially reasonable efforts to obtain all legal opinions, auditors consents and comfort letters and experts cooperation as may be required, including furnishing to each underwriter of Registrable Securities on the date the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated as of the such date, of counsel for the Company and (ii) a “cold comfort” letter, dated as of such date, signed by the independent public accountants of the Company, in each case in form and substance as is customarily given to underwriters in an underwritten public offering.

     5. Registration Expenses.

          (a) All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, expenses and fees of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accounts, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company, and the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASDAQ.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall pay the reasonable fees and disbursements of one counsel chosen by the holders of Registrable Securities holding a majority of the Registrable Securities requested to be included in such Demand Registration or Piggyback Registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company hereunder, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6. Indemnification; Contribution.

          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Stockholder selling securities in connection with the exercise of rights under this Agreement and their respective officers, directors, stockholders, members, representatives on the Board of Directors of the Company, and each Person, if any, who controls or is alleged to control any such holder within the meaning of Section 15 of the Securities Act (each such Person referenced to herein as a “Covered Person”) as follows:

               (i)against any and all loss, liability, claim, damage and expense whatsoever to which such Covered Person may become subject under the Securities Act or otherwise (or actions or proceedings in respect thereof) (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any registration statement relating to the holder’s Registrable Securities or any amendment thereto, and any other disclosure document produced by or on behalf of the Company or any of its subsidiaries, including, without limitation, reports required to be filed under the Exchange Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or incurred in connection with any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission contained or incorporated by reference in any registration statement relating to the holder’s Registrable Securities, if such settlement is effected with the written consent of the Company, which shall not be unreasonably withheld, conditioned or delayed;

               (iii) against any and all expense whatsoever (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under Section 6(a)(i) or Section 6(a)(ii) above; and

               (iv) against any and all loss, liability, claim, damage and expense whatsoever to which such Covered Person may become subject as a result of any violation by the Company of any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law applicable to the Company in connection with any registration, qualification, or compliance of the Registrable Securities or any other capital stock of the Company or otherwise;

provided, however, that the indemnity provided pursuant to this Section 6(a) shall not apply with respect to any loss, liability, claim, damage or expense that arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use in any registration statement relating to the holder’s status as a selling security holder or any amendment thereto or the prospectus or any amendment or supplement thereto.

          (b) Indemnification by Holders. Each holder of Registrable Securities severally agrees to indemnify and hold harmless the Company, and each of its directors and officers who have signed the registration statement, and each Person, if any, who controls the Company or any other selling holder within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 6(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any registration statement relating to Registrable Securities or any amendment thereto or the prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such selling holder expressly for use therein relating to the holder’s status as a selling security holder. Notwithstanding the foregoing, the indemnification obligations under this Section 6(b), and the contribution obligations under Section 6(d), of an indemnifying holder of Registrable Securities shall be limited to the amount of net proceeds received by such holder upon the sale of Registrable Securities under the registration statement to which the indemnification obligations relate.

          (c) Conduct of Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought under this Section 6, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 6(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to such indemnified party other than the indemnification obligation provided under Section 6(a) or (b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, at its option, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party’s own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this Section 6(c), the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this Section 6(c), such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding except as set forth in the proviso in the second sentence of this Section 6(c).

          (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 6 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling holders of Registrable Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling holders of Registrable Securities, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and such selling holders on the other (in such proportions that the selling holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a selling holder of Registrable Securities under this Section 6(d) exceed the net proceeds from the offering received by such selling holder. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to this Section 6(d).

     Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), each Person, if any, who controls a holder of Registrable Securities within the meaning of Section 15 of the Securities Act and directors and officers of such holder shall have the same rights to contribution as such holder, and each director of the Company, each officer of the Company who signed the registration statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

     7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder’s title to and authority to sell the Registrable Securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof.

     8. Definitions.

          (a) “Common Stock” means the Company’s Common Stock, $0.01 par value per share.

          (b) “Person” includes any legal person, including, without limitation, any natural person, corporation, partnership, limited liability company or trust.

          (c) “Registrable Securities” means: (i) any shares of Common Stock issued or issuable upon conversion of the Series B Preferred, the Series C Preferred, the Series C-2 Preferred or the Series D Preferred owned by the Stockholders, including upon conversion of shares issued as dividends thereon and upon conversion of any shares acquired upon exercise of any warrant issued under the Series D Purchase Agreement and (ii) other shares of Common Stock now or hereafter owned by any Stockholder. Notwithstanding the foregoing, the term “Registrable Securities” shall exclude: (i) Common Stock that has been disposed of under any effective registration statement; (ii) Common Stock sold or otherwise transferred pursuant to Rule 144 under the Securities Act; (iii) Common Stock that is held by holders who are not affiliates of the Company that are eligible for sale pursuant to Rule 144(k) under the Securities Act; and (iv) Common Stock that is held by any Stockholder whose aggregate stockholdings represent less than one percent (1%) of the total then outstanding Common Stock (considered on an as-converted, “fully-diluted” basis). Additionally, for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person is known by the Company to have the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

          (d) “Series B Preferred” means shares of the Company’s Series B Preferred Stock, $0.01 par value per share.

          (e) “Series C Preferred” means shares of the Company’s Series C Preferred Stock, $0.01 par value per share.

          (f) “Series C-2 Preferred” means shares of the Company’s Series C-2 Preferred Stock, $0.01 par value per share.

          (g) “Series D Preferred” means shares of the Company’s Series D Preferred Stock, $0.01 par value per share.

     9. Reports Under Securities Exchange Act of 1934; Transfer of Restricted Securities. (a) With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a holder of Registrable Securities to sell securities of the Company to the public without registration or pursuant to a registration on Form S-2 or S-3, the Company agrees to:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144, or such other similar information required by any similar rule or regulation hereafter adopted by the SEC, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

          (ii) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the holders of Registrable Securities to utilize Form S-2 or S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

          (iii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (iv) furnish to any holder of Registrable Securities, so long as such holder owns any Registrable Securities, forthwith upon request (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144 or any similar rule or regulation hereafter adopted by the SEC (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-2 or S-3 (at any time after it so qualifies), (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested in availing any holder of Registrable Securities of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to any such form.

          (a) If any Registrable Securities become eligible for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Registrable Securities, remove any applicable legend from the certificate(s) representing such securities.

     10. Directed Share Programs. The Company and Stockholders agree that, with respect to only the Series C-2 Preferred or Series D Preferred owned by a Stockholder, such Stockholder shall have the right to purchase that number of shares of Common Stock issuable as directed shares in connection with an IPO of the Company’s Common Stock equal to not less than the product of (x) the total number of such directed shares, times (y) ten percent (10%), times (z) the percentage of the total number of shares of Common Stock issued or issuable on conversion of the Series C-2 Preferred or Series D Preferred owned by such holder. No Stockholders other than the holders of Series C-2 Preferred or Series D Preferred shall have the right to purchase such directed shares.

     11. General Provisions; Termination

          (a) No Inconsistent Agreements. Without the written consent of Stockholders holding a majority of the then outstanding Registrable Securities, the Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates or limits the rights granted to the holders of Registrable Securities in this Agreement, including without limitation with respect to priority on cutback in an underwritten public offering as specified in Sections 1(d), 2(c) and 2(d).

          (b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially adversely affect the marketability of such Registrable Securities in any such registration (which might include, without limitation, effecting a stock split or a combination of shares).

          (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d) Amendment and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of (i) the Company, (ii) holders of at least fifty-one percent (51%) of the then outstanding shares of Common Stock issued or issuable upon conversion of the Series C-2 Preferred and (iii) holders of at least 51% of the then outstanding Series D Preferred; provided that if such amendment or waiver would materially adversely affect a holder or group of holders of Registrable Securities in a manner materially different than any other holder or group of holders of Registrable Securities, then such amendment or waiver will require the consent of such holder of Registrable Securities or a majority of the Registrable Securities held by such group of holders materially adversely affected. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (f) Severability. If any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under applicable law by the SEC or by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability without invalidating the remainder of this Agreement.

          (g) Counterparts. This Agreement may be executed simultaneously in one or more counterparts (any one of which may be by facsimile), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient or one day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to each Stockholder at the address and to the attention of such person as the Stockholder has specified to the Company, and to the Company at the address and to the attention of such person indicated below:

Nanosphere, Inc.
4088 Commercial Avenue
Northbrook, Illinois 60062
Attention: President

with a copy to:

Seyfarth Shaw LLP
620 Eighth Avenue
New York, NY 10018
Attention: Esteban A. Ferrer, Esq.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     (k) Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or Persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     (l) Prior Agreement and Entire Agreement. This Agreement hereby amends and restates the Prior Agreement in its entirety, and upon execution and delivery of this Agreement, the Prior Agreement shall be of no further force of effect. Additionally, except as otherwise expressly set forth herein, this Agreement and the agreements and instruments referred to herein embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supercede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

[Signature pages follow.]

     IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Registration Rights Agreement as of the date first written above.

NANOSPHERE, INC.

By: /s/ William P. Moffitt, III

William P. Moffitt, III
Chief Executive Officer

AOQ TRUST

By: /s/ Mark Slezak

Mark Slezak
Authorized Signatory

LFT PARTNERSHIP

By: /s/ Mark Slezak

Mark Slezak
Authorized Signatory

ALFA-TECH, LLC

By: /s/ Mark Slezak

Mark Slezak
Authorized Signatory

LURIE INVESTMENT FUND, L.L.C.

By: /s/ Mark Slezak

Mark Slezak
Authorized Signatory

LURIE INVESTMENTS, INC.

By: /s/ Mark Slezak

Mark Slezak
Authorized Signatory

EAGLE CAPITAL MANAGEMENT, LLC

By: /s/ Mark Slezak

Mark Slezak
Authorized Signatory

WASK INVESTMENTS, L.L.C.

By: /s/ Mark Slezak

Mark Slezak
Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

ANN AND ROBERT H. LURIE FOUNDATION

By: /s/ Mark Slezak

Mark Slezak
Authorized Signatory

/s/ William P. Moffitt, III

William P. Moffitt, III

/s/ Mark Slezak

Mark Slezak

/s/ Chad A. Mirkin

Chad A. Mirkin

BAIN CAPITAL VENTURE FUND 2005, L.P.

By: Bain Capital Venture Partners, L.P.,

its general partner

By: Bain Capital Investors, LLC

its general partner

By: /s/ James Nahirny

James Nahirny
Authorized Person

BCIP ASSOCIATES III, LLC

By: BCIP Associates, III,

its sole member and manager

By: Bain Capital Investors, LLC

its Managing Partner

By: /s/ James Nahirny

James Nahirny
Authorized Person

BCIP ASSOCIATES III-B, LLC

By: BCIP Associates, III-B,

its sole member and manager

By: Bain Capital Investors, LLC

its Managing Partner

By: /s/ James Nahirny

James Nahirny
Authorized Person

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]